Summary Prospectus Supplement dated May 23, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, Y and Investor Class shares of the Fund listed below:
Invesco Technology Fund
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund”:
“This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
     You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class Y	Investor

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y	Investor

Management Fees	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None	0.25
Other Expenses	0.92	0.92	0.92	0.92	0.92
Total Annual Fund Operating Expenses [1]	1.85	2.60	2.60	1.60	1.85
Fee Waiver and/or Expense Reimbursement [2]	0.08	0.08	0.08	0.08	0.08
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.77	2.52	2.52	1.52	1.77

1	“Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.

2	Effective May 23, 2011, Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class B, Class C, Class Y and Investor Class shares to 1.76%, 2.51%, 2.51%, 1.51% and 1.76%, respectively, of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

	1 Year	3 Years	5 Years	10 Years

Class A	$720	$1,092	$1,489	$2,594
Class B	755	1,101	1,573	2,746
Class C	355	801	1,373	2,928
Class Y	155	497	863	1,893
Investor Class	180	574	993	2,163
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$720	$1,092	$1,489	$2,594
Class B	255	801	1,373	2,746
Class C	255	801	1,373	2,928
Class Y	155	497	863	1,893
Investor Class	180	574	993	2,163
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.”

Summary Prospectus Supplement dated May 23, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Institutional Class shares of the Funds listed below:
Invesco Technology Fund
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund”:
“This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class:	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class:	Institutional

Management Fees		0.68%
Distribution and/or Service (12b-1) Fees		None
Other Expenses		0.23
Total Annual Fund Operating Expenses [1,2]		0.91

1	“Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.

2	Effective May 23, 2011, Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 1.51% of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$93	$290	$504	$1,120
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.”

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